UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549-1004
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) August 30, 2005
GENERAL MOTORS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

STATE OF DELAWARE	1-143	38-0572515

(State or other jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification No.)

300 Renaissance Center, Detroit, Michigan	48265-3000

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (313) 556-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

SIGNATURES

INDEX TO EXHIBIT

EXHIBIT 99.1	PRESENTATIONS BY:
JON LAUCKNER
PAUL BALLEW
RICK WAGONER
MARK LANEVE
BO ANDERSSON
JOHN DEVINE
Presentations by: Jon Lauckner, Paul Ballew, Rick Wagoner, Mark Laneve, Bo Andersson and John Devine

ITEM 7.01. Regulation Disclosure
General Motors Corporation (GM) issued the following press release and charts in connection with a meeting with securities analysts and investors, held in Warren and Detroit, Michigan on Tuesday, August 30, 2005.
GM Provides Update to Automotive Securities Analysts
DETROIT — General Motors Corp. (NYSE: GM) today reiterated at a meeting of automotive securities analysts and investors that GMAC and the company’s global operations, other than in North America, remain on-track to meet or exceed 2005 targets. General Motors did not offer any earnings guidance for GM’s North American operations for the remainder of the year.
Presentations from the analyst meeting can be found on GM’s investor website http://investor.gm.com in the Calendar/Events section under Recent Events. A taped replay of the presentations will be made available from 4:00 p.m. EDT, Aug. 30, 2005 until 4:00 p.m. EDT, Sept. 1, 2005. Please dial 1-800-633-8284 (1-402-977-9140 for international access) and enter reservation number 21258856 to access the taped replay of the morning session and reservation number 21256573 to access the taped replay of the afternoon session.
# # # #
In this press release and related comments by General Motors management, our use of the words “expect,” “anticipate,” “estimate,” “project,” “forecast,” “outlook,” “target,” “objective,” “plan,” “goal,” “pursue,” “on track,” and similar expressions is intended to identify forward-looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM’s most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions; currency-exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation’s new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.
# # # #

Exhibit	Description	Method of Filing
99.1	PRESENTATIONS BY:	Attached as Exhibit
JON LAUCKNER
PAUL BALLEW
RICK WAGONER
MARK LANEVE
BO ANDERSSON
JOHN DEVINE
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS CORPORATION (Registrant)
Date: August 30, 2005	By:	/s/PETER R. BIBLE
(Peter R. Bible, Chief Accounting Officer)

Exhibit Index

Exhibit	Description	Method of Filing
99.1	PRESENTATIONS BY:	Attached as Exhibit
JON LAUCKNER
PAUL BALLEW
RICK WAGONER
MARK LANEVE
BO ANDERSSON
JOHN DEVINE

SAFE HARBOR
In the presentation that follows and in related comments by General Motors management, our use of the words “expect”, “anticipate”, “estimate”, “forecast”, “objective”, “plan”, “goal”, “project”, “outlook”, “priorities/targets” and similar expressions is intended to identify forward looking statements.
While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM’s most recent report on SEC Form 10-K which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of and price increases for fuel, labor strikes or work stoppages; health care costs; market acceptance of the corporation’s new products; pace of product introductions; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.